                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 15, 2000, in Amendment No. 2 to the Registration Statement (Form SB-2 No. 333-5460) and related Prospectus of PODS, Inc. for the registration of $10,000,000 of Series A Subordinated Convertible Debentures, maturing July 15, 2007.


                                          /s/ ERNST & YOUNG LLP

Tampa, Florida

April 25, 2001